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                                                                    EXHIBIT 23.6


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this joint proxy statement/prospectus of our reports dated February 22, 2001 included or incorporated by reference in Texaco Inc.'s Form 10-K for the year ended December 31, 2000 and to all references to our Firm included in this joint proxy statement/prospectus.


                                        /s/ ARTHUR ANDERSEN LLP

New York, New York
June 4, 2001